LOOMIS SAYLES GLOBAL GROWTH FUND
LOOMIS SAYLES INTERNATIONAL GROWTH FUND
(together the “Funds”)
Supplement dated January 7, 2022 to the Loomis Sayles Global Growth Fund’s Prospectus, Summary Prospectus and Statement of Additional Information, each dated April 1, 2021, Loomis Sayles International Growth Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information, each dated May 1, 2021, as may be revised or supplemented from time to time.
Effective January 7, 2022, the fourth paragraph in the sub‑section “Principal Investment Strategies” within the “Fund Summary” and the “Investment Goals, Strategies and Risks” sections of the Funds’ prospectuses are hereby amended to include the following with regard to the Funds:
The Fund may also gain investment exposure to Chinese companies through the use of a structure known as a variable interest entity (“VIE”). The VIE structure allows investors, such as the Fund, to gain exposure to sectors or industries where non‑Chinese ownership is restricted or prohibited by the Chinese government.
Effective January 7, 2022, the “Emerging Markets Risk” in the sub‑section “Principal Investment Risks” within the “Fund Summary” section and the “More About Risks” section of the Funds’ prospectuses are hereby amended to include the following with regard to the Funds:
The Fund’s exposure to VIEs may pose additional risks because, instead of directly investing in the underlying Chinese operating company, the Fund’s investment is in a holding company domiciled outside of China. The holding company has contractual arrangements with the operating company that are expected to provide investors, such as the Fund, with economic exposure to the operating company. However, the VIE structure is not formally recognized under Chinese law. The Chinese government may cease to tolerate VIE structures at any time or impose new restrictions. Similarly, these investments may face delisting or other adverse actions under U.S. or other non‑Chinese law. Any of these events may reduce the value of the Fund’s investments in these companies or render them valueless.
Effective January 7, 2022, the “Emerging Markets Risk” sub‑section in the “Investment Strategies and Risks” section of the Funds’ Statements of Additional Information are hereby amended to include the following with regard to the Funds:.
Many Chinese companies to which a Fund seeks investment exposure use a structure known as a variable interest entity (“VIE”) to address Chinese restrictions on direct foreign investment in Chinese companies operating in different sectors. A Fund’s investment exposure to VIEs may pose additional risks because the Fund’s investment is not made directly in the actual Chinese operating company, but rather in a holding company domiciled outside of China (a Holding Company) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than through equity ownership. The VIE (which the Fund is restricted from owning under Chinese law) is generally owned by Chinese nationals, and the Holding Company (in which the Fund invests) holds only contractual rights (rather than equity ownership) relating to the VIE, typically including a contractual claim on the VIE’s profits. Shares of the Holding Company, in turn, are traded on exchanges outside of China and are available to non‑Chinese investors such as the Fund. While the VIE structure is a longstanding practice in China, such arrangements are not formally recognized under Chinese law. There is a risk that the Chinese government may cease to tolerate VIE structures at any time or impose new restrictions on the structure, in each case either generally or with respect to specific issuers. Further, in case of dispute (for example, with the Chinese owners of the VIE), the Holding Company’s contractual claims with respect to the VIE may be unenforceable in China, thus limiting the remedies and rights of Holding Company investors such as the Fund. Such legal uncertainty may be exploited against the interests of the Holding Company investors, such as the Fund. Further, the Fund will typically have little or no ability to influence the VIE through proxy voting or other means because it is not a VIE owner/shareholder. Foreign companies listed on stock exchanges in the United States, including companies using the VIE structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of the U.S. Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, or other U.S. regulators. Any of these risks could reduce the liquidity and value of the Fund’s investments in Holding Companies or render them valueless. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.